UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2005
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                               Intelli-Check, Inc.
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               (Exact name of registrant as specified in charter)


              Delaware                   001-15465              11-3234779
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 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

 246 Crossways Park West, Woodbury, NY                     11797
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: 516-992-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

502(b) Resignation of a Director.

      On July 27, 2005, Mr. Thomas A. Prendergast retired as a director of Intelli-Check, Inc. (the "Company"). Mr. Prendergast's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices. It was previously reported that John E. Maxwell was appointed to fill the vacancy created thereby.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTELLI-CHECK, INC.

                                    By:  /s/ Frank Mandelbaum
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                                    Name: Frank Mandelbaum
                                    Title:  Chairman and Chief Executive Officer

Dated:  September 27, 2005

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